EXHIBIT 10.33

Doc#:DS3:499372.1   31-073
Doc#:DS3:499372.1   31-073
                       AMENDMENT NO. 1 TO
         AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

          Amendment, dated as of December 16, 1996 (this "Amendment") to the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994 (the "Receivables Sale Agreement") among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer") and each of the subsidiaries of the Master Servicer from time to time party thereto (each a "Seller").

                      W I T N E S S E T H :

          WHEREAS, the parties hereto wish to amend the Receivables Sale Agreement in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Receivables Sale Agreement shall have their defined meanings when used herein, as the context requires.

          2.   Amendment of the Receivables Sale Agreement.  The
Receivables Sale Agreement is hereby amended as follows:  Article
VII of the Receivables Sale Agreement is hereby amended by adding the following paragraph after Section 7(e):

          "(f) a Responsible Officer of any Seller receives notice or becomes aware that a notice of Lien has been filed by the PBGC against such Seller, the Company or the Trust under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA applies; or".

          3. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Trustee of:

          (a) a counterpart hereof, duly executed and delivered by each of the Company, the Master Servicer and the Sellers;
     and

          (b) a consent to this Amendment, in the form of Annex A, from Capital Markets Assurance Corporation, as the Enhancement Provider for each of the Term Certificates, Series 1994-1, and the VFC Certificates, Series 1996-1.

          4. Continuing Effect of the Receivables Sale Agreement. Except as expressly amended, modified and supplemented hereby, the provisions of the Receivables Sale Agreement are and shall remain in full force and effect.
          5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

          6. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                         SPECIALTY FOODS FINANCE CORPORATION

                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         SPECIALTY FOODS CORPORATION, as Master
                         Servicer


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         BLOCH & GUGGENHEIMER, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer

                         BURNS & RICKER, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         B & G FOODS, INC.

                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         GAI'S SEATTLE FRENCH BAKING COMPANY


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         H&M FOOD SYSTEMS COMPANY, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         LANGENDORF BAKING CO. OF SEATTLE, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         METZ BAKING COMPANY (DE)


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         METZ BAKING COMPANY (IOWA)


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         MOTHER'S CAKE & COOKIE CO.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         ROSELAND MANUFACTURING, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         SAN FRANCISCO SOURDOUGH BAKERIES

                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer

                         STELLA FOODS EAST, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         STELLA FOODS, INC.


                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer


                         TBP HOLDINGS, INC.

                         By: /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                            Title: Vice President & Treasurer

     ANNEX A


                        [FORM OF CONSENT]

The Chase Manhattan Bank,
 as Trustee
450 West 33rd Street, 15th Floor
New York, New York  10001
Attention:  Structured Finance Services (ABS)

Dear Sirs:

          We refer to the Amendment, dated as of December 16, 1996 (the "Amendment"), to the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994 (the "Receivables Sale Agreement") among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and each of the subsidiaries of the Master Servicer from time to time party thereto. We hereby certify that we have been given adequate notice pursuant to Section 10.1 of the Pooling Agreement.

          We hereby consent to the execution and delivery of the Amendment (substantially in the form previously distributed to us) by the Company, the Master Servicer and the Sellers on our behalf.


                         Sincerely,

                         CAPITAL MARKETS ASSURANCE CORPORATION


                         By:
                            Name:
                            Title:


Dated:  December __, 1996